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                                                                   EXHIBIT 99.01

                                                                  EXECUTION COPY

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                             ASSUMPTION AGREEMENT

                         Dated as of November 16, 1998



                        Assuming obligations under the

                        POOLING AND SERVICING AGREEMENT

                          Dated as of August 1, 1997

                                    Between

                           BANK ONE, LOUISIANA, N.A.
                                as successor to

                       FIRST NATIONAL BANK OF COMMERCE,
                        as Transferor and Servicer, and

                             THE BANK OF NEW YORK,
                                  as Trustee,

                                Relating to the

                      FIRST NBC CREDIT CARD MASTER TRUST

                                    and the

                                  SUPPLEMENTS


           for all Series of Investor Certificates issued thereunder


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          ASSUMPTION AGREEMENT (this "AGREEMENT"), dated as of November 16, 1998
(the "EFFECTIVE DATE"), in connection with the POOLING AND SERVICING AGREEMENT dated as of August 1, 1997 (the "POOLING AGREEMENT") relating to the FIRST NBC CREDIT CARD MASTER TRUST, between THE BANK OF NEW YORK, as Trustee, and BANK
ONE, LOUISIANA, N.A. ("BANK ONE LOUISIANA") (as successor to First National Bank of Commerce), as Transferor and Servicer, and relating to each Supplement for a Series of Investor Certificates issued thereunder which is outstanding on the Effective Date.

          Each capitalized term that is used, but not defined, herein shall have the meaning specified in the Pooling Agreement.

          WHEREAS, pursuant to the Bank Merger Agreement and Consent of Shareholders, dated as of August 1, 1998 (the "BANK MERGER AGREEMENT") between Bank One Louisiana, the First National Bank of Commerce ("FIRST NBC"), The First National Bank of Lafayette, Central Bank, The First National Bank of Lake Charles, Rapids Bank & Trust Company in Alexandria, Banc One Corporation and Louisiana Bank One Corporation, Bank One Louisiana has agreed to be responsible and liable for and assume, as of the Effective Time (as defined therein), all of the liabilities, deposits, contracts and obligations of each bank mentioned above, including First NBC, to the same extent as if Bank One Louisiana had itself incurred the same or contracted therefor;

          WHEREAS, pursuant to Sections 7.2(a) and 8.2 thereof, the Pooling Agreement requires that Bank One Louisiana expressly assume, by an agreement supplemental to the Pooling Agreement, the performance of every covenant and obligation of the Transferor and Servicer under the Pooling Agreement;

          WHEREAS, immediately following this assumption Bank One Louisiana wishes to assign its rights and obligations as the Transferor and the Servicer under the Pooling Agreement to First USA Bank, N.A., and First USA Bank, N.A. wishes to accept and assume such rights and obligations from Bank One Louisiana; and

          NOW, THEREFORE, pursuant to Sections 7.2(a) and 8.2 of the Pooling Agreement, the parties hereto hereby agree as follows:

          1. ASSUMPTION OF THE POOLING AGREEMENT. As of the Effective Date, Bank One Louisiana hereby accepts and assumes from First NBC, the performance of every covenant and obligation of the Transferor and the Servicer as applicable under the Pooling Agreement and the Supplements for each Series of Investor Certificates which is outstanding on the Effective Date.

          2. CONVEYANCE OF RECEIVABLES. The Transferor hereby confirms the grant of security interest to and under the Receivables as set forth in Section
2.1 of the Pooling Agreement and does hereby grant a security interest in the Receivables in connection with the Accounts, including without limitation, the Accounts identified in the Account Schedule delivered to the Trustee by Transferor pursuant to Section 2.1 of the Pooling Agreement on or before August 7, 1997 and the Account Schedule delivered to the Trustee by Transferor pursuant to Section 2.6 of the Pooling Agreement on or before September 30, 1998.

          3. NO MODIFICATIONS. Subject to the provisions of this Agreement, which Agreement shall be supplemental to the Pooling Agreement, the Pooling Agreement shall remain unmodified and in full force and effect.
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          4.  GOVERNING LAW.  This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict-of-laws PROVISIONS; AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which, together, shall constitute one and the same agreement.

        [THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK.]
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          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers.

                              BANK ONE, LOUISIANA, N.A.


                              By:  /s/  G. Lee Griffin
                                   -------------------
                              Name:  G. Lee Griffin
                              Title: President and Chief Executive Officer


                              THE BANK OF NEW YORK,
                              as Trustee


                              By:  /s/  Reyne A. Macadaeg
                                   ----------------------
                              Name:  Reyne A. Macadaeg
                              Title: Vice President





               [Signature Page to the Louisiana Bank Assumption]